Exhibit 99.1

Kellanova
Financial News Release
Analyst Contact:
John Renwick, (269) 961-9050
Jamie Duies, (269) 961-2486
Media Contact:
Kris Bahner, (269) 961-3799

KELLANOVA, FORMERLY KELLOGG COMPANY, ANNOUNCES COMPLETION OF THE SEPARATION OF ITS NORTH AMERICAN CEREAL BUSINESS

CHICAGO, Ill., October 2, 2023 /PRNewswire/ – Today, Kellanova, formerly known as Kellogg Company, (NYSE: K), announced the completion of the previously announced separation of its North American cereal business, WK Kellogg Co, resulting in two independent, public companies, each better positioned to unlock its full standalone potential.

The separation was achieved through the distribution of all of the shares of WK Kellogg Co to holders of Kellanova common stock at 12:01 a.m. EDT on October 2, 2023, with Kellanova shareowners receiving one share of WK Kellogg Co common stock for every four shares of Kellanova common stock held as of the close of business on the record date of September 21, 2023.

WK Kellogg Co will begin regular way trading on the iconic New York Stock Exchange (“NYSE”) today under the ticker symbol “KLG,” and Kellanova will continue to trade on the NYSE under the ticker symbol “K.”

Kellanova will file its material separation agreements with WK Kellogg Co with the U.S. Securities and Exchange Commission (“SEC”). Please visit http://investor.kellanova.com for supplemental business and other information regarding the separation. A dedicated website providing ongoing information about the separation is available at https://www.unleashingourpotential.com.

Entering a New Era

“With the completion of the separation, Kellanova has entered a new era with a new name and a new ambition,” said Steve Cahillane, Kellanova’s Chairman and CEO. “We are starting from a position of strength that is rooted in a century-old legacy as we embark on a journey to achieve our vision of becoming the world’s best performing snacks-led powerhouse.”

With projected 2024 net sales of approximately $13.4-13.6 billion, Kellanova is a global snacks-led powerhouse with a portfolio of iconic, world-class brands, including Pringles, Cheez-It, Pop-Tarts, Kellogg’s Rice Krispies Treats, MorningStar Farms, Incogmeato, Gardenburger, Nutri-Grain, RXBAR, and Eggo. Kellanova also stewards a suite of beloved international cereal brands, including Kellogg’s, Frosties, Zucaritas, Special K, Krave, Miel Pops, Coco Pops, and Crunchy Nut, among others. While the Company’s corporate name has changed to Kellanova, the Kellogg’s brand will remain on its products around the world.

As a standalone company, Kellanova will benefit from greater operational focus and fit-for-purpose strategy and resource allocation, investing behind its differentiated brands in an effort to deliver consistently strong net sales and earnings growth over time. This growth is expected to be complemented by improved profitability to be achieved through operating leverage, a mix shift toward its most differentiated brands, building scale in emerging markets, and ongoing productivity and revenue growth management.

Kellanova will maintain dual campuses in Battle Creek, Michigan, and Chicago, Illinois, with its corporate headquarters located in Chicago. Kellanova’s three international regions in Europe, Latin America, and Asia Pacific, Middle East, and Africa (“AMEA”) will remain at their current headquarters.

Celebrating First Day of Trading

To celebrate the Company’s first day of trading as Kellanova, Chairman and CEO Steve Cahillane will join members of the Kellanova executive leadership team at the NYSE to ring the Opening Bell this morning. A live feed of the NYSE Opening Bell ceremony will be available at https://www.youtube.com/watch?v=eJBGjwQ2XUY.

Additional Details About the Distribution

Kellanova shareowners entitled to receive the distribution received a book-entry account statement or a credit to their brokerage account reflecting their ownership of WK Kellogg Co common stock. Fractional shares of WK Kellogg Co common stock were not distributed. Any fractional share of WK Kellogg Co common stock otherwise issuable to a Kellanova shareowner will be sold in the open market on the shareowner’s behalf, and that shareowner will receive a cash payment for the fractional share based on the shareowner’s pro rata portion of the net cash proceeds from all sales of fractional shares.

About Kellanova

Kellanova (NYSE: K) is a leader in global snacking, international cereal and noodles, and North America frozen foods, with a legacy stretching back more than 100 years. Powered by differentiated brands including Pringles®, Cheez-It®, Pop-Tarts®, Kellogg’s Rice Krispies Treats®, RXBAR®, Eggo®, MorningStar

Farms®, Special K®, Coco Pops®, and more, Kellanova’s vision is to become the world’s best-performing snacks-led powerhouse, unleashing the full potential of our differentiated brands and our passionate people. Kellanova is projected to generate net sales of approximately $13.4-13.6 billion in 2024.

Kellanova is guided by our purpose to create better days and a place at the table for everyone through our trusted food brands. We are advancing sustainable and equitable access to food by addressing the intersection of hunger, sustainability, wellbeing, and equity, diversity & inclusion, with the ambition of creating Better Days for 4 billion people by the end of 2030 (from a 2015 baseline). Visit www.Kellanova.com for more information.

Forward-Looking Statements

This press release contains a number of forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include predictions of future results or activities and may contain the words “expect,” “believe,” “will,” “can,” “anticipate,” “estimate,” “project,” “should,” or words or phrases of similar meaning, including but not limited to the separation of WK Kellogg Co, future operating and financial performance, product development, market position and business strategy. You are cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the ability of Kellanova to succeed as a standalone publicly traded company, (2) the possibility that the separation will not achieve its intended benefits, (3) the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the separation, (4) uncertainty of the expected financial performance of Kellanova following completion of the separation, (5) negative effects on the market price of the securities of Kellanova and/or on the financial performance of Kellanova, as a result of the separation, (6) evolving legal, regulatory and tax regimes, (7) changes in general economic and/or industry specific conditions, (8) actions by third parties, including government agencies and (9) other risk factors as detailed from time to time in Kellanova’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Forms 8-K and other documents filed with the SEC. Copies of these filings are available online at www.sec.gov, www.investor.kellanova.com or on request from Kellanova. The foregoing list of important factors is not exhaustive. Any forward-looking statement made in this press release speaks only as of the date of this press release. Kellanova does not undertake to update any forward-looking statement as a result of new information or future events or developments.

[K-FIN]